UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 8, 2024
(Date of earliest event reported)

Fortrea Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41704	92-2796441
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Moore Drive
Durham,	North Carolina	27709
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 877-495-0816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class         Trading Symbol Name of exchange on which registered
Common Stock, $0.001 par value FTRE The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Fortrea Holdings Inc. (the “Company”) announced that it delivered a book-to-bill ratio that exceeded 1.2x for the fourth quarter of 2023. A copy of the press release including this announcement is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference to such filing.

Item 7.01 Regulation FD Disclosure

In connection with the upcoming Annual J.P. Morgan Healthcare Conference to be held on January 8-11, 2024, the Company issued a press release on January 8, 2024, providing a preview of its business progress. Details of the Company’s business progress are included in the press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 7.01, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, the risk that the Company’s book-to-bill does not result in financial improvement; the Company may continue to be impacted by statements made about it regarding study conduct in winning new and retaining existing business, coupled with increased incremental expenses associated with these issues and future related audits; the Company’s ability to exit its Transition Services Agreements with its former parent company; and the Company’s efforts in artificial intelligence and machine learning, could adversely impact our future financial results. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “guidance,” “expect,” “assume,” “anticipate,” “intend,” “plan,” “forecast,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words that are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from the Company’s expectations due to a number of factors, including, but not limited to, the factors described from time to time in documents that the Company files with the SEC. For a further discussion of the risks relating to the Company’s business, see the “Risk Factors” Section of the Company’s Information Statement filed with the Company’s Registration Statement on Form 10, as amended (the “Form 10”), as filed with the Securities and Exchange Commission (the "SEC"), as such factors may be amended or updated from time to time in the Company’s subsequent periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included or incorporated by reference in this report and in the Company’s filings with the SEC. Comparisons of results for current and any prior periods are not intended to provide any indications of future performance, unless expressed as such, and should only be viewed as historical data. All forward-looking statements are made only as of the date of this report and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking statements to reflect future events or developments.

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Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company dated January 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortrea Holdings Inc.

By:	/s/ Stillman Hanson
Name: Stillman Hanson
Title: General Counsel and Secretary

Date: January 8, 2024